CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT ("Agreement") is made as of the 25th day of June, 2010, by and between **COMPAGNIE RESSOURCES NATURELLES ET D'INVESTISSMENT SA** having a place of business at rue du Rhone 14, 1204 Genève Switzerland (the "Consultant"), Blackwood Capital Limited having a place of business at rue du Rhone 14, 1204 Genève Switzerland, and **GLEN ROSE PETROLEUM CORPORATION** with its principal offices at 22762 Westheimer Parkway, Suite 515, Katy, TX 77450 (the "Company").

WITNESSETH

WHEREAS, Andrew Taylor-Kimmins and others have been providing the Company with the type of consulting services described herein since September 1, 2007 under a consulting agreement with Blackwood Capital Limited dated January 15, 2008, as amended.

WHEREAS, the Company desires to retain services provided by Blackwood Capital Limited through Andrew Taylor-Kimmins and others, but such services shall henceforward be provided by Compagnie Ressources Naturalles et D'Invetissment SA.

WHEREAS, the parties intend for the above-referenced consulting agreement with Blackwood Capital Limited to be terminated upon the effective date of the consulting agreement with Compagnie Ressources Naturalles et D'Invetissment SA.

WHEREAS, Blackwood Capital Limited acknowledges having received the following warrants referenced in its consulting agreement:

1) Warrants to purchase 1,500,000 shares of Company common stock at a price of $1.05 per share exercisable through and including January 15, 2012; and
2) Warrants to purchase 100,000 shares of Company common stock at a price of $.75 per share exercisable through and including March 31, 2015.

WHEREAS the Company desires to formally retain the Consultant and the Consultant desires to be retained by the Company, all pursuant to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, it is agreed as follows:

1. <u>Retention</u>. The Consultant is hereby retained by the Company to perform services related to corporate finance, company administration, service as a company officer, service on the Company's Board of Directors and other matters, and the Consultant hereby accepts such retention and shall perform for the Company the duties described herein, faithfully and to the best of its ability.

2. Services. The Consultant agrees, to the extent reasonably required in the conduct of the business of the Company, to provide the Company with its judgment and experience with respect to business development services for the Company as it reasonably requests. The services may include, without limitation, the following:

(a) Review business plans and projections;

(b) Review and analyze financial data;

(c) Advise on the Company's capital structure and on alternatives structures for raising capital;

(d) Review and advise on prospective mergers and acquisitions;

(e) Advise on issues relating to public offerings;

(f) Advise the Company on debt refinancing;

(g) Review managerial needs and advise with respect to managerial candidates; and

(h) Advise on issues relating to financial public relations.

(i) Andrew Taylor-Kimmins, a principal of Consultant, serving as a member of the Company's Board of Directors.

(j) Andrew Taylor-Kimmins, a principal of Consultant, serving as the Company's president and chief executive officer

3. Term. The Company acknowledges the start date for Consultant's services provided under this Agreement is April 19, 2010. The Consultant's retention hereunder shall be for a term of one year commencing on the date of this Agreement until terminated in accordance with the terms of this Agreement (the "Term"). This Agreement is renewable for one-year terms thereafter at the determination of the Board of Directors. This Agreement may be terminated by either party upon 45 days written notice to the other. No termination shall affect the Company's obligation to pay compensation owing pursuant to Paragraph 4.

4. Compensation.

(a) Stock. In consideration of Consultant's services provided since April 19, 2010, and as an inducement to provide further services in accordance with this Agreement, the Company shall, upon obtaining approval of the Company's shareholders if required by applicable federal securities laws and regulations, issue to the Consultant or its assigns 20,000 shares of the Company's $.01 par value Common Stock for each month of service under this Consulting Agreement. Said stock shall be issued pursuant to a Stock Purchase Agreement

in the form attached as Exhibit A to this Agreement. At the Consultant's direction and consent the Company may accrue the liability to issue shares for any period for administrative convenience purposes. Any stock issued pursuant to this Consulting Agreement shall contain a restrictive legend unless such stock has been designated in an effective registration statement on file with the U.S. Securities and Exchange Commission.

(b) Cash. The Company agrees to pay monthly consulting fees of $15,000 for the services in Section 2 above, to be calculated and paid as from the effective date of this Agreement through the end of the Term.

(c) Warrants. In consideration of the services provided by the Consultant to the Company since the Service Commencement Date and as an inducement to provide further services, the Company shall, upon obtaining shareholder approval in accordance with applicable federal securities laws and regulations and any applicable exchange listing requirements, issue to Consultant or its assigns Warrants (the "Warrants") to purchase common stock shares of the Company pursuant to the following schedule:

1. 75,000 warrants priced at $.75 each upon the Company producing an average of 100 barrels of oil per day or its equivalent from leases in Edwards County, Texas for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission;

2. 50,000 warrants priced at $.75 each upon the Company producing an average of 100 barrels of oil per day or its equivalent from leases in Edwards County, Texas for a full 100 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission without severance having been ordered by the Texas Railroad Commission;

3. 75,000 warrants priced at $.75 each upon the Company producing an average of 500 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency;

4. 50,000 warrants priced at $.75 each upon the Company producing an average of 500 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency without severance having been ordered by the Texas Railroad Commission;

5. 75,000 warrants priced at $.75 each upon the Company producing an average of 1,000 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency;

6. 75,000 warrants priced at $1.50 each upon the Company producing an average of 1,000 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas

administrative agency without severance having been ordered by the Texas Railroad Commission;

7. 125,000 warrants priced at $1.50 each upon the Company producing an average of 1,500 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency;

8. 125,000 warrants priced at $1.50 each upon the Company producing an average of 1,500 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency without severance having been ordered by the Texas Railroad Commission;

9. 125,000 warrants priced at $1.50 each upon the Company producing an average of 2,000 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency; and

10. 125,000 warrants priced at $1.50 each upon the Company producing an average of 2,000 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency without severance having been ordered by the Texas Railroad Commission.

Said Warrants shall be conditioned on Consultant entering into a Warrant Purchase Agreement in the form attached as Exhibit B to this Agreement and said Warrants shall be issued in the form attached as Exhibit C to this Agreement.

5. Nondisclosure.

(a) Confidential Information. The Consultant agrees that from the Service Commencement Date until the end of the Term, , the Consultant has had and will have access to and become acquainted with confidential proprietary information ("Confidential Information") which is owned by the Company and is regularly used in the operation of the Company's business. The Consultant agrees that the term "Confidential Information" as used in this Agreement is to be broadly interpreted and includes (i) information that has, or could have, commercial value for the business in which the Company is engaged, or in which the Company may engage at a later time, and (ii) information that, if disclosed without authorization, could be detrimental to the economic interests of the Company. The Consultant agrees that the term "Confidential Information" includes, without limitation, any patent, patent application, copyright, trademark, trade name, service mark, service name, "know-how," negative "know-how," trade secrets, customer and supplier identities, characteristics and terms of agreement, details of customer or consultant contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisitions plans, science or technical information, ideas, discoveries, designs, computer programs (including source codes), financial forecasts,

unpublished financial information, budgets, processes, procedures, formulae, improvements or other proprietary or intellectual property of the Company, whether or not in written or tangible form, and whether or not registered, and including all memoranda, notes, summaries, plans, reports, records, documents and other evidence thereof. "Confidential Information" shall not include, however, information that (i) is or becomes generally available to the public other than as a result of a disclosure by the Consultant or its representatives in violation of this Agreement; (ii) was known to the Consultant on a non-confidential basis prior to its disclosure by the Company or its representatives; (iii) becomes available to the Consultant on a non-confidential basis from a person other than the Company or its representatives who is not known to the Consultant to be otherwise bound by a confidentiality agreement with the Company or any of its representatives, or is otherwise not known to the Consultant to be under an obligation to the Company or any of its representatives not to transmit the information to the Consultant; or (iv) was independently developed by the Consultant without reference to or use of the Confidential Information. The Consultant acknowledges that all Confidential Information, whether prepared by the Consultant or otherwise acquired by the Consultant in any other way, shall remain the exclusive property of the Company.

(b) No Unfair Use by Consultant. The Consultant promises and agrees that the Consultant (which shall include its employees and contractors) shall not misuse, misappropriate, or disclose in any way to any person or entity any of the Company's Confidential Information, either directly or indirectly, nor will the Consultant use the Confidential Information in any way or at any time except as required in the course of the Consultant's business relationship with the Company. The Consultant agrees that the sale or unauthorized use or disclosure of any of the Company's Confidential Information constitutes unfair competition. The Consultant promises and agrees not to engage in any unfair competition with the Company and will take measures that are appropriate to prevent its employees or contractors from engaging in unfair competition with the Company.

(c) Obligations Survive Agreement. The Consultant's obligations under this section 5 shall survive the expiration or termination of this Agreement for a period of 1 year.

6. Expenses The Company shall reimburse the Consultant for all approved direct out-of-pocket expenses incurred by the Consultant in connection with the services rendered hereunder.

7. Non-exclusive Engagement.The Consultant shall not by this Agreement be prevented or barred from rendering services of the same or similar nature, as herein described, or services of any nature whatsoever for, or on behalf of, persons, firms, or corporations other than the Company. Similarly, the Company shall not be prevented or barred from seeking or requiring services of a same or similar nature from any person other than the Consultant.

8. Disclaimer of Responsibility for Acts of the Company. The obligations of the Consultant described in this Agreement consist solely of financial advisory services to the Company and do not create a partnership, joint venture or any type of agency relationship between the Company and the Consultant. In no event shall Consultant be required by this Agreement to act as the agent of the Company or otherwise to represent or make decisions

for the Company. All final decisions with respect to acts of the Company or its affiliates, whether or not made pursuant to or in reliance on information or advice furnished by the Consultant hereunder, shall be those of the Company or such affiliates and the Consultant shall under no circumstances be liable for any expenses incurred or loss suffered by the Company as a consequence of such decisions.

9. Board of Directors. The Company agrees to provide the Consultant with notice of all regular and special meetings of the Board of Directors at the time such notice is given to members of the Board of Directors. Subject to the proscriptions of the attorney/client privilege, if applicable, the Consultant shall also be provided with all materials delivered to members of the Board of Directors at the time such materials are delivered to board members and a designated representative shall be allowed to be present at meetings of the Board of Directors solely as an observer.

10. Amendment. No amendment to this Agreement shall be valid unless such amendment is in writing and is signed by authorized representatives of all the parties to this Agreement.

11. Indemnity.

(a) The Company agrees to indemnify and hold the Consultant, its affiliates, control persons, officers, employees and agents harmless from and against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' and accountants' fees and the cost of any of the Consultant's personnel involved in any such matter) of any kind or nature whatsoever arising out of the Consultant's entering into or performing under this Agreement, including costs arising out of any dispute whether or not the Consultant is a party to such dispute.

(b) The Consultant agrees to indemnify and hold the Company, its affiliates, control persons, officers, employees, and agents harmless from and against all losses, c1aims, damages, liabilities, costs or expenses (including reasonable attorneys' and accountants' fees and the cost of any of the Company's personnel involved in any such matter) of any kind or nature whatsoever arising out of the Company's entering into or performing under this Agreement, including costs arising out of any dispute whether or not the Company is a party to such dispute.

(c) The provisions of this Paragraph 11 shall survive the termination and expiration of this Agreement.

12. Waiver. Any of the terms and conditions of this Agreement may be waived at any time and from time to time in writing by the party entitled to the benefit thereof, but a waiver in one instance shall not be deemed to constitute a waiver in any other instance. A failure to enforce any provision of this Agreement shall not operate as a waiver of this provision or of any other provision hereof.

13. Severability. In the event that any provision of this Agreement shall be held to be invalid, illegal, or unenforceable in any circumstances, the remaining provisions shall

nevertheless remain in full force and effect and shall be construed as if the unenforceable portion or portions were deleted.

14. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Any attempt by either party to assign any rights, duties, or obligations which may arise under this Agreement without the prior written consent of the other party shall be void.

15. Governing Law. The validity, interpretation and construction of this Agreement and each part thereof will be governed by the laws of the State of Texas without reference to its conflicts of laws, rules or principles.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

17. Interpretation. The parties hereto acknowledge and agree that (a) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and (b) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

18. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

19. Notices. All notices, requests, consents, and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as the party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by recognized overnight courier, (c) sent by facsimile transmission, or (d) sent by registered or certified mail, return receipt requested, postage prepaid.

20. Termination of Consulting Agreement with Blackwood Capital Limited. The consulting agreement between the Company and Blackwood Capital Limited is hereby terminated as of the date of the effectiveness of this Agreement. Any funds, securities, or warrants due under said Blackwood Capital Limited consulting agreement that have not been delivered by the Company to Blackwood Capital Limited remain obligations of the Company. Any unvested warrant rights under the Blackwood Capital Limited consulting agreement are hereby cancelled and are of no further effect.

If to the Consultant:

COMPAGNIE RESSOURCES NATURELLES
ET D'INVESTISSMENT SA

14 Rue du Rhone
Geneva, CH-1200
Attn: Andrew Taylor-Kimmins

If to Blackwood Capital Limited:

BLACKWOOD CAPITAL LIMITED
14 Rue du Rhone
Geneva, CH-1200
Attn: Andrew Taylor-Kimmins

If to the Company:

GLEN ROSE PETROLEUM CORPORATION
Ken Martin
22762 Westheimer Parkway, Suite 515
Suite 515
Katy, TX 77450

All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, (iii) sent by facsimile transmission, at the time the receipt thereof has been acknowledged by electronic confirmation of otherwise, or (iv) if sent by registered of certified mail, on the fifth business day following the day such mailing is sent. The address of any party herein may be changed at any time by written notice to the parties in accordance with the preceding provisions.

20. Total Agreement. This Agreement contains all of the agreements of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind or nature not expressly set forth in this Agreement shall affect, or can be used to interpret, change or restrict the express terms and provisions of this agreement. This agreement shall not be modified or amended unless agreed to in writing by all parties.

SIGNATURE PAGE FOLLOWS ON NEXT PAGE

Agreed, accepted and effective as of the date first above written:

GLEN ROSE PETROLEUM CORPORATION

By:____________________________________

Name: Paul K. Hickey
Title: Director

COMPAGNIE RESSOURCES NATURELLES ET D'INVESTISSMENT S.A.

By:____________________________________

Name: Andrew Taylor Kimmins
Title: Director General

BLACKWOOD CAPITAL LIMITED

By:____________________________________

Name: Andrew Taylor Kimmins
Title: Authorized Signatory

EXHIBIT A

FORM OF STOCK PURCHASE AGREEMENT

Glen Rose Petroleum Corporation
22762 Westheimer Parkway
Suite 515
Katy, TX 77450

COMMON STOCK PURCHASE AGREEMENT

TO: Compagnie Ressources Naturalles et D'Invetissment SA ("Purchaser")

Glen Rose Petroleum Corporation, a Delaware corporation (the "Company"), hereby agrees with Purchaser as follows:

ARTICLE I
PURCHASE AND SALE OF
COMMON STOCK

Section 1.01 The Common Stock. The Company has authorized the issuance and sale to the Purchaser shares of Company Common Stock, $0.001 par value per share, (the "Common Stock") pursuant to a schedule specified in a consulting agreement between the Company and Purchaser dated June 25, 2010 ("Consulting Agreement"). The shares of Common Stock issued to the Purchaser pursuant to this Agreement may be referred to in this Agreement as the "Common Shares." The certificate or certificates representing the Common Stock shall carry the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Section 1.02 Purchase and Sale of Common Shares at Initial Closing. The Company hereby agrees to issue and sell to Purchaser, and subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, Purchaser agrees to purchase from the Company Common Shares in the amounts specified in the Consulting Agreement which is incorporated herein. Consideration for said Common Shares shall be provision of services by the Purchaser to the Company pursuant to the Consulting Agreement. Such purchase and sale shall take place at the closing (the "Closing") to be held at the offices of the Company at 22762 Westheimer

Parkway, Suite 515, Katy, TX 77450 on such dates and times determined by the parties., or at such other time and place as the Company and Purchaser mutually agree upon, orally or in writing. At the Closing, the Company shall deliver to Purchaser a certificate representing the Common Shares being purchased by such Purchaser or demonstrate to the Purchaser that it has ordered its transfer agent to issue said certificate at such Closing, against receiving a signed and properly authenticated Stock Purchase Agreement.

ARTICLE II
CONDITIONS TO PURCHASERS' OBLIGATIONS

The obligations of Purchaser to purchase Common Shares at the Closing are subject to the fulfillment, at or prior to such Closing, of each of the following conditions, unless otherwise waived:

Section 2.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true and correct on the date of the Closing.

Section 2.02 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

Section 2.03 Certificate of Incorporation. The Company shall have filed the Certificate of Incorporation with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

Section 2.04 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Shares pursuant to this Agreement shall be obtained and effective as of such Closing and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser as follows, each of which representation and warranty is true and correct as of the date hereof and will be true and correct as of the Closing:

Section 3.01 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has the corporate power and authority to own and hold its properties and to carry on

its business as now conducted, to execute, deliver and perform this Agreement and to issue, sell and deliver the Common Shares of the Company (the "Common Stock").

Section 3.02 Authorization of Agreements, Etc.

(a) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the issuance, sale and delivery of the Common Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, as amended, or the Bylaws of the Company, as amended, or will not result in a violation of any provision of any indenture, agreement or other instrument to which the Company, or any of its properties or assets is bound, or conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, encumbrance, or, to the Company's knowledge, claim of any nature whatsoever upon any of the properties or assets of the Company, the result of any of which would have a material adverse effect on the business or assets of the Company.

(b) The issuance, sale or delivery of the Common Shares are not subject to any preemptive right of stockholders of the Company that has not been waived or to any right of first refusal or other right in favor of any person that has not been waived.

Section 3.03 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Common Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than applicable state and federal securities laws and liens or encumbrances created by or imposed by Purchaser. The Common Shares will be issued in compliance with all applicable federal and state securities laws.

Section 3.04 Governmental Approvals. No registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the issuance, sale and delivery of the Common Shares and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

Section 3.05 Capitalization; Status of Capital Stock. Immediately prior to the Closing, the Company has authorized and unissued common shares in excess of the number of shares to be delivered pursuant to this agreement. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. The Company is not a party to, and to the best of the

Company's knowledge, there are, no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting of the capital stock of the Company to be issued to Purchaser.

Section 3.06 No Insolvency. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Company or any of its assets or properties, is pending or, to the knowledge of the Company, threatened. The Company has not taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

Section 3.07 Disclosure. Neither this Agreement nor any other agreement, document, certificate or written statement furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby (which has not subsequently been supplemented) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to the Company that: (a) Purchaser is a limited liability company incorporated in Delaware has full power and authority to enter into and perform this Agreement in accordance with its terms; (b) that Purchaser has duly performed its services per its obligations under the Consulting Agreement, as amended; (c) Purchaser has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to discuss and review the Company's business, management and financial affairs with the Company's management as it deemed necessary; (d) the Common Shares being purchased by Purchaser are being or will be acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; (e) it understands that (i) the Common Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant and the regulations promulgated thereunder, (ii) the Common Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Common Shares will bear legends to such effect and (iv) the Company will make a notation on its transfer books to such effect.

ARTICLE V
COVENANTS OF THE COMPANY AND PURCHASER

The Company hereby covenants and agrees with Purchaser, as follows:

Section 5.01 Publicity. Purchaser and the Company acknowledge that upon the execution of this Agreement, the Company may be required to file a Form 8-K with the Securities and Exchange Commission under Items 1.01 and 3.02 of Form 8-K relating to the entry into a material definitive agreement and the unregistered sale of equity securities and that said Form 8-K may contain a copy of this Agreement as an exhibit. The Company's decision to file a Form 8-K and attach a copy of this Agreement, or to issue a press release about this agreement, shall be within the Company's sole discretion

ARTICLE VI
MISCELLANEOUS

Section 6.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 6.02 No Brokers. No non-party to this Agreement has acted directly or indirectly as a broker, finder or financial advisor for any Party in connection with the negotiations relating to the transactions contemplated by this Agreement, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of any Party, except as stated herein.

Section 6.03 Amendments, Waivers and Consents.

(a) Notwithstanding any other provisions of this Agreement to the contrary, changes in or additions to this Agreement may be made, and compliance with any provision herein may be omitted or waived, if the Company obtains written consent from Purchaser.

Section 6.04 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed, sent via facsimile or hand-delivered:

If to Purchaser:

Compagnie Ressources Naturalles et D'Invetissment SA
rue du Rhone 14
1204 Genève Switzerland
Attn: Andrew Taylor-Kimmins

If to the Company:

Glen Rose Petroleum Corporation
22762 Westheimer Parkway
Suite 515, Katy, TX 77450
Attn: Ken Martin

or at such other address as shall be designated by Purchaser or the Company in a written notice to the other parties complying as to delivery with the terms of this Section 6.04.

All such notices, requests, demands and other communications shall be effective: (i) when mailed (registered mail, return receipt requested, postage prepaid), when deposited in the mail, (ii) when sent via facsimile, when acknowledgment of complete transmission is received, and (iii) when hand-delivered, on such date of hand-delivery, unless otherwise provided herein.

Section 6.05 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and Purchaser and their respective heirs, successors and assigns.

Section 6.06 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other instrument or document delivered in connection herewith shall survive the execution and delivery hereof or thereof.

Section 6.07 Prior Agreements. This Agreement constitutes the entire agreement between the parties hereto and supersedes any other prior understandings or agreements among them concerning the subject matter hereof.

Section 6.08 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Section 6.09 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Delaware.

Section 6.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 6.11 Other Interpretive Matters. Unless a clear contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any gender includes each other gender, the masculine, the feminine and neuter; (c) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable,

the terms hereof (and without giving effect to any amendment or modification that would not be permitted in accordance with the terms hereof); (d) reference to any applicable law means such applicable law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any particular provision of any applicable law shall be interpreted to include any revision of or successor to that provision regardless of how numbered or classified; (e) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular section or other provision hereof; and (f) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; (g) "or", "either" and "any" are not exclusive.

Section 6.12 Construction. The parties hereto have participated in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 6.13 Arbitration.

(a) Upon the request of any Party, any dispute, controversy or claim arising out of or in connection with, or relating to, employee stock options held by Purchaser, this Agreement or any breach or alleged breach hereof shall be submitted to, and settled by, binding arbitration in Harris County, Texas administered by the American Arbitration Association ("AAA") in accordance with the Commercial Arbitration Rules and the Optional Rules for Emergency Measures of Protection of AAA.

(b) The disputing Parties may also agree to arbitration at any time or at any other place or under any other form of arbitration mutually acceptable to the Parties so involved. The AAA arbitration award shall be final and binding, and a court having jurisdiction may enter judgment upon the award rendered by the arbitrator(s).

(c) The Parties hereby irrevocably consent and submit to the jurisdiction of any federal or state court in the Harris County, Texas, for this purpose and waive any objections to such judgment based on venue and/or *forum non conveniens*. Any provisional remedy which would be available from a court of law shall be available from the arbitrator(s) to the Parties to this Agreement pending arbitration. Three neutral arbitrators chosen by AAA shall conduct the arbitration.

(d) The Parties agree to request that AAA provide arbitrator(s) with experience with oil and gas exploration and production business such as Glen Rose Petroleum Corporation

(e) The Parties shall equally bear the arbitration expenses, provided that each Party shall pay for and bear the cost of its own experts, evidence, and counsel's fees.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first above written.

Glen Rose Petroleum Corporation

By: ______________________________
Name: Paul K. Hickey
Title: Chairman

PURCHASER:

Compagnie Ressources Naturalles et D'Invetissment SA

By: ______________________________
Name: Andrew Taylor-Kimmins
Title: Director General

EXHIBIT B

WARRANT PURCHASE AGREEMENT

Glen Rose Petroleum Corporation
22762 Westheimer Parkway
Suite 515
Katy, TX 77450

WARRANT PURCHASE AGREEMENT

As of June 25, 2010

TO: Compagnie Ressources Naturalles et D'Invetissment SA ("Purchaser")

Glen Rose Petroleum Corporation, a Delaware corporation (the "Company"), hereby agrees with Purchaser as follows:

ARTICLE I
PURCHASE AND SALE OF
COMMON STOCK

Section 1.01 The Warrants. The Company has authorized the issuance and sale to the Purchaser of up to 900,000 Warrants to purchase shares of Common Stock, $0.001 par value per share, of the Company (the "Warrants") pursuant to a consulting agreement between the Company and Purchaser dated June 25, 2010 ("Consulting Agreement"). The Warrants to purchase shares of Common Stock issued to the Purchaser pursuant to this Agreement may be referred to in this Agreement as the "Common Shares." The certificate or certificates representing the Warrants and any shares of Common Stock issued upon execution of the Warrants ("Warrant Shares") shall carry the following legend:

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Section 1.02 Purchase and Sale of Warrants at Initial Closing. The Company hereby agrees to issue and sell to Purchaser, and subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, Purchaser agrees to purchase from the Company up to nine hundred thousand (900,000) Warrants to purchase its $.001 par value common shares. Consideration for said Common Shares shall be pursuant to a consulting agreement between Purchaser and the Company dated June 25, 2010, as amended ("Consulting

Agreement") and earned as stated in such Consulting Agreement which is incorporated herein by reference. Such purchase and sale shall take place at the closing (the "Closing") to be held at the offices of the Company at 22762 Westheimer Parkway, Suite 515, Katy, TX 77450, on June 25, 2010 at 1:00 p.m., or at such other time and place as the Company and Purchaser mutually agree upon, orally or in writing. At the Closing, the Company shall deliver to Purchaser original Warrants representing the initial tranche of Warrants being purchased by such Purchaser against receiving a signed and properly authenticated Second Amendment to the Consulting Agreement and Securities Purchase Agreement.

ARTICLE II
CONDITIONS TO PURCHASERS' OBLIGATIONS

The obligations of Purchaser to purchase Common Shares at the Closing are subject to the fulfillment, at or prior to such Closing, of each of the following conditions, unless otherwise waived:

Section 2.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true and correct on the date of the Closing.

Section 2.02 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

Section 2.03 Certificate of Incorporation. The Company shall have filed the Certificate of Incorporation with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

Section 2.04 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Shares pursuant to this Agreement shall be obtained and effective as of such Closing and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser as follows, each of which representation and warranty is true and correct as of the date hereof and will be true and correct as of the Closing:

Section 3.01 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted, to execute, deliver and perform this Agreement and to issue, sell and deliver the Common Shares of the Company (the "Common Stock").

Section 3.02 Authorization of Agreements, Etc.

(a) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the issuance, sale and delivery of the Common Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, as amended, or the Bylaws of the Company, as amended, or will not result in a violation of any provision of any indenture, agreement or other instrument to which the Company, or any of its properties or assets is bound, or conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, encumbrance, or, to the Company's knowledge, claim of any nature whatsoever upon any of the properties or assets of the Company, the result of any of which would have a material adverse effect on the business or assets of the Company.

(b) The issuance, sale or delivery of the Common Shares are not subject to any preemptive right of stockholders of the Company that has not been waived or to any right of first refusal or other right in favor of any person that has not been waived.

Section 3.03 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Common Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than applicable state and federal securities laws and liens or encumbrances created by or imposed by Purchaser. The Common Shares will be issued in compliance with all applicable federal and state securities laws.

Section 3.04 Governmental Approvals. No registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the issuance, sale and delivery of the Common Shares and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

Section 3.05 Capitalization; Status of Capital Stock. Immediately prior to the Closing, the Company has authorized and unissued common shares in excess of the number of shares to be delivered pursuant to this agreement. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. The Company is not a party to, and to the best of the Company's knowledge, there are, no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting of the capital stock of the Company to be issued to Purchaser.

Section 3.06 No Insolvency. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Company or any of its assets or properties, is pending or, to the knowledge of the Company, threatened. The Company has not taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

Section 3.07 Disclosure. Neither this Agreement nor any other agreement, document, certificate or written statement furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby (which has not subsequently been supplemented) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to the Company that: (a) Purchaser is an individual or duly authorized corporate entity, partnership or joint venture who has full power and authority to enter into and perform this Agreement in accordance with its terms; (b) that Purchaser has entered into the Consulting Agreement, as amended dated June 25, 2010 between the Company and the Purchaser and is bound by its terms; (c) Purchaser has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to discuss and review the Company's business, management and financial affairs with the Company's management as it deemed necessary; (d) the Warrants being purchased by Purchaser are being or will be acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; (e) it understands that (i) the Warrants have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant and the regulations promulgated thereunder, (ii) the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant and the regulations promulgated thereunder (iii) the Warrants and Warrant Shares must be held indefinitely unless a subsequent disposition

thereof is registered under the Securities Act or is exempt from such registration, (iv) the Warrants and Warrant Shares will bear legends to such effect and (v) the Company will make a notation on its transfer books to such effect.

ARTICLE V
COVENANTS OF THE COMPANY AND PURCHASER

The Company hereby covenants and agrees with Purchaser, as follows:

Section 5.01 Publicity. Purchaser and the Company acknowledge that upon the execution of this Agreement, the Company may be required to file a Form 8-K with the Securities and Exchange Commission under Items 1.01 and 3.02 of Form 8-K relating to the entry into a material definitive agreement and the unregistered sale of equity securities and that said Form 8-K may contain a copy of this Agreement as an exhibit. The Company's decision to file a Form 8-K and attach a copy of this Agreement, or to issue a press release about this agreement, shall be within the Company's sole discretion

ARTICLE VI
MISCELLANEOUS

Section 6.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 6.02 No Brokers. No non-party to this Agreement has acted directly or indirectly as a broker, finder or financial advisor for any Party in connection with the negotiations relating to the transactions contemplated by this Agreement, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of any Party, except as stated herein.

Section 6.03 Amendments, Waivers and Consents.

(a) Notwithstanding any other provisions of this Agreement to the contrary, changes in or additions to this Agreement may be made, and compliance with any provision herein may be omitted or waived, if the Company obtains written consent from Purchaser.

Section 6.04 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed, sent via facsimile or hand-delivered:

If to Purchaser:

Compagnie Ressources Naturalles et D'Invetissment SA
14 Rue du Rhone
Geneva, CH-1200
Attention: Andrew Taylor-Kimmins

If to the Company:

Glen Rose Petroleum Corporation
22762 Westheimer Parkway
Suite 515, Katy, TX 77450
Attention: Ken Martin

or at such other address as shall be designated by Purchaser or the Company in a written notice to the other parties complying as to delivery with the terms of this Section 6.04.

All such notices, requests, demands and other communications shall be effective: (i) when mailed (registered mail, return receipt requested, postage prepaid), when deposited in the mail, (ii) when sent via facsimile, when acknowledgment of complete transmission is received, and (iii) when hand-delivered, on such date of hand-delivery, unless otherwise provided herein.

Section 6.05 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and Purchaser and their respective heirs, successors and assigns.

Section 6.06 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other instrument or document delivered in connection herewith shall survive the execution and delivery hereof or thereof.

Section 6.07 Prior Agreements. This Agreement constitutes the entire agreement between the parties hereto and supersedes any other prior understandings or agreements among them concerning the subject matter hereof.

Section 6.08 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Section 6.09 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Delaware.

Section 6.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 6.11 Other Interpretive Matters. Unless a clear contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any gender includes each other gender, the masculine, the feminine and neuter; (c) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof (and without giving effect to any amendment or modification that would not be permitted in accordance with the terms hereof); (d) reference to any applicable law means such applicable law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any particular provision of any applicable law shall be interpreted to include any revision of or successor to that provision regardless of how numbered or classified; (e) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular section or other provision hereof; and (f) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; (g) "or", "either" and "any" are not exclusive.

Section 6.12 Construction. The parties hereto have participated in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 6.13 Arbitration.

(a) Upon the request of any party, any dispute, controversy or claim arising out of or in connection with, or relating to this Agreement or any breach or alleged breach hereof, shall be submitted to, and settled by, binding arbitration in Harris County, Texas administered by the American Arbitration Association ("AAA") in accordance with the Commercial Arbitration Rules and the Optional Rules for Emergency Measures of Protection of AAA.

(b) The disputing parties may also agree to arbitration at any time or at any other place or under any other form of arbitration mutually acceptable to the parties so involved.

The AAA arbitration award shall be final and binding, and a court having jurisdiction may enter judgment upon the award rendered by the arbitrator(s).

(c) The parties hereby irrevocably consent and submit to the jurisdiction of any federal or state court in the Harris County, Texas, for this purpose and waive any objections to such judgment based on venue and/or *forum non conveniens*. Any provisional remedy which would be available from a court of law shall be available from the arbitrator(s) to the parties to this Agreement pending arbitration. Three neutral arbitrators chosen by AAA shall conduct the arbitration.

(d) The parties *shall* equally bear the arbitration expenses, provided that each party shall pay for and bear the cost of its own experts, evidence, and counsel's fees.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first above written.

GLEN ROSE PETROLEUM CORPORATION

By: ______________________________
Name: Paul K. Hickey
Title: Chairman of Executive Committee of Board of Directors

PURCHASER:

COMPAGNIE RESSOURCES NATURALLES ET D'INVETISSMENT S.A.

By: ______________________________
Name: Andrew Taylor-Kimmins
Title: Director General

EXHIBIT C

FORM OF WARRANT

COMPAGNIE RESSOURCES NATURALLES ET D'INVETISSMENT SA

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. 20___-_____
Dated: _________

Warrant to Purchase to ________ Shares of Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
GLEN ROSE PETROLEUM CORPORATION

This certifies that, for value received, Compagnie Ressources Naturalles et D'Invetissment SA or its registered assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from Glen Rose Petroleum Corporation, a Delaware corporation (the "Company"), up to _____________ (_______) shares of its common stock, par value $0.001 per share (the "Common Stock" and in aggregate "Common Shares"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form annexed hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the Professional Consulting Agreement dated June 25, 2010, by and between the Company and Compagnie Ressources Naturalles et D'Invetissment SA.

1. *Term of Warrant.* Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on March 31, 2015 (the "Term"), and shall be void thereafter.

2. *Exercise Price.* The exercise price at which this Warrant may be exercised shall be $.75 *(or, as required, $1.50 per Consulting Agreement)* per share of Common Stock (the

"<u>Exercise Price</u>"), as such Exercise Price may be adjusted from time to time pursuant to Section 12 hereof.

3. *Number of Warrants.* The warrants shall be exercisable for any amount as follows:

a. up to and including _________ Common Shares of the Company. The Warrant Issue Date shall be the date upon which any such warrant is issued.

4. *Vesting and Exercise of Warrant.*

(a) *Exercise of Warrant.*

(i) *Method of Exercise.* The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash by wire transfer or by check acceptable to the Company of the purchase price of the shares to be purchased.

(ii) *Net Issue Exercise.* Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

Where X = The number of shares of Common Stock to be issued to the Holder

Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)

A = the fair market value of one share of the Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such

calculation).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value of one share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq Capital Market or on any exchange on which the Common Stock is listed, whichever is applicable, as reported by Bloomberg L.P. or its successor or equivalent financial reporting firm for the five (5) trading days prior to the date of the Company's receipt of this Warrant and delivery of the properly endorsed Notice of Exercise and notice of Holder's election to exercise without cash.

(b) *Issuance of Shares.* This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Warrant Shares for which this Warrant may then be exercised.

5. *No Fractional Shares or Scrip.* No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

6. *Replacement of Warrant.* On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7. *Rights of Stockholders.* Subject to Sections 10 and 12 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or

change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

8. *Transfer of Warrant.*

(a) *Warrant Register.* The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b) *Warrant Agent.* The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the "Warrant Agent"). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

(c) *Transferability and Negotiability of Warrant.* This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) *Exchange of Warrant Upon a Transfer.* Upon surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e) *Compliance with Securities Laws.*

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment purposes, and that the Holder will not offer, sell or otherwise

dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws.

(ii) This Warrant and all Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

9. *Reservation of Stock*. The Company covenants that during the Term, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate or Articles of Incorporation (the "Certificate") to provide sufficient reserves of Warrant Shares issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

10. *Notices*.

(a) Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right

to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

(iii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the record date specified in (A) above or 30 days prior to the date specified in (B) above.

11. *Amendments and Waivers.*

(a) Except as provided in Section 11(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b) Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 11(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12. *Adjustments.* The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) *Merger, Sale of Assets, etc.* If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that

the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provision of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b) *Reclassification, etc.* If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

(c) *Split, Subdivision or Combination of Shares.* If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d) *Adjustments for Dividends in Stock or other Securities or Property.* If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this

Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(e) *Calculations*. All calculations under this Section 12 shall be made to the nearest four decimal points.

(f) *No Impairment*. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

13. *Saturdays, Sundays and Holidays*. If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

14. *Governing Law*. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

15. *Binding Effect*. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

IN WITNESS WHEREOF, Glen Rose Petroleum Corporation has caused this Warrant to be executed by its officers thereunto duly authorized.

GLEN ROSE PETROLEUM CORPORATION

____

Name: Andrew Taylor-Kimmins
Title: President

HOLDER: COMPAGNIE RESSOURCES NATURALLES ET D'INVETISSMENT SA

By: __________________________

Name: Andrew Taylor-Kimmins
Title: Director General

NOTICE OF EXERCISE

(1) The undersigned hereby (A) elects to purchase _______ shares of Common Stock of **GLEN ROSE PETROLEUM CORPORATION**, pursuant to the provisions of Section 4(a)(i) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, or (B) elects to exercise this Warrant for the purchase of_______ shares of Common Stock, pursuant to the provisions of Section 4(a)(ii) of the attached Warrant.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment purposes, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

____

(Name)

____

(Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

____

(Name)

__________ ______________________

(Date) (Signature)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ______________________ Attorney to make such transfer on the books of **GLEN ROSE PETROLEUM CORPORATON**, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment purposes, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: ______________________

____
Signature of Holder